SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2020
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18.     SUBSEQUENT EVENTS

On February 1, 2021, the Board of directors approved to issue stock options of 250,000 to the Founder, the Chief Executive Officer of the Group to incentivize the future performance under the 2019 Plan with exercise price of $3.78 per share and expected life of 10 years. All these options were vested by February 1, 2021 based on the related option agreements.  In addition, between January 2021 and April 2021, the Company issued 101,333 stock options to four consultants and two employees under the 2019 Plan with exercise price between $0 to $7.55 per share and expected life of 10 years.

On February 5, 2021, the Group closed the issuance of convertible debentures (the “Debentures”) in the aggregate principal of $2,000,000 at a purchase price of $1,700,000 pursuant to Regulation S of the Securities Act of 1933, as amended, to certain non-U.S. investors (the “Note Holders”). After deducting the original issue discount and offering expenses, the net proceeds will be used for general corporate purposes. The Debentures will mature in twelve months on February 4, 2022 and carries an interest rate of 0% per year, subject to certain condition that may increase the rate to 15% per year. The Note Holders may convert the Debentures into the Group’s ADSs, each currently representing one Class A ordinary share of the Group, at any time on or prior to maturity at the lower of (i) $15.00, or (ii) the lower of (x) 82% of the closing bid price in the last reported trade of the ADSs or (y) 80% of the VWAPs (daily dollar volume-weighted average price) during the 10 consecutive trading days, immediately preceding the date of conversion or other date of determination (the “Variable Conversion Price”), but not lower than the floor price of $1.00. Subject to the floor price, the Variable Conversion Price shall be 75% of the VWAPs during the 10 consecutive trading days, immediately preceding the conversion date or other date of determination if the Group shall trigger certain event of default as set forth in the Debenture. The conversion rate of the Debentures is subject to adjustments under the terms of the Debentures. The Group has agreed to register for resale the ADSs underlying the Debentures with the U.S. Securities and Exchange Commission pursuant to a registration rights agreement dated February 5, 2021.

On February 17, 2021, EMC converted the CL (Note 8) into 54,642 shares of ADS at the conversion price of $5.12 per share.

On February 20, 2021, the Group entered into a share purchase agreement with CEO, under which the CEO will purchase the Group’s 152,100 ordinary shares at the price of $4.56 per share with net proceeds of approximately $0.7 million

On February 21, 2021, the Group entered into a share subscription agreement with a Chinese investor (the “investor”), under which the Group would issue, and the investor would acquire, a number of Class A ordinary shares in the Group for consideration of RMB12 million (or approximately $1.8 million) at a purchase price of US$4.8 per share. The Group issued 387,597 Class A ordinary Shares to the investor on February 24, 2021 according to the subscription agreement, based on an exchange rate of RMB6.45 to US$1.00, and in return, the Group received the consideration in full on March 18, 2021. The Group paid a finder’s fee in the form of 19,174 Class A ordinary shares to a Chinese consultant on March 22, 2021 in connection with this transaction.